Income Tax	3 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAX

NOTE 8. INCOME TAX

The Company’s net deferred tax asset at December 31, 2019 is as follows:

Deferred tax asset
Unrealized loss on securities	$2,723
Total deferred tax asset	2,723
Valuation allowance	—
Deferred tax asset, net of allowance	$2,723

The income tax provision for the year ended December 31, 2019 consists of the following:

Federal
Current	$8,756
Deferred	(2,723)

State
Current	$—
Deferred	—
Change in valuation allowance	—
Income tax provision	$6,033

As of December 31, 2019, the Company did not have any U.S. federal and state net operating loss carryovers (“NOLs”) available to offset future taxable income.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2019 is as follows:

Statutory federal income tax rate	21.0%
State taxes, net of federal tax benefit	0.0%
Meals & entertainment	0.3%
Income tax provision	21.3%

The Company files income tax returns in the U.S. federal jurisdiction in various state and local jurisdictions and is subject to examination by the various taxing authorities. The Company’s tax returns since inception remain open and subject to examination.